UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2021

United States Steel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,

Pittsburgh, PA 15219-2800

(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement

On June 7, 2021, United States Steel Corporation (the “Corporation”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Percy Acquisition LLC (the “Buyer”), an affiliate of Fortress Transportation and Infrastructure Investors LLC, pursuant to which, among other things, the Corporation will sell 100% of the equity interests of the Corporation’s wholly owned short-line railroad subsidiary, Transtar, LLC (“Transtar”), to the Buyer for a cash purchase price of $640 million, subject to certain customary adjustments set forth in the Purchase Agreement (the “Transaction”).

The Purchase Agreement contains customary representations, warranties, and covenants by the parties, including, among others, covenants (a) by the Corporation regarding the conduct of Transtar’s business during the period between the execution of the Purchase Agreement and closing of the Transaction, (b) by the Corporation and Transtar to effect certain asset transfer and corporate restructuring transactions, (c) by the Buyer to file a Notice of Exemption with the Surface Transportation Board (“STB”) for the final approval, authorization or exemption, as applicable, of the Transaction and (d) by the Corporation and the Buyer regarding the efforts of the parties to cause the Transaction to be completed. In addition, the Corporation and the Buyer each agree to indemnify the other party from and after the closing of the Transaction for losses arising from certain breaches under the Purchase Agreement and damages for certain other matters as further described in the Purchase Agreement.

The consummation of the Transaction is subject to certain customary closing conditions, including, among others, (a) the final approval, authorization or exemption, as applicable, of the Transaction by the STB, (b) the absence of any order or applicable law adopted after the date of the Purchase Agreement enjoining, prohibiting or rendering illegal the consummation of the Transaction, (c) the absence of any pending legal proceeding commenced by a governmental authority seeking to enjoin, prohibit or render illegal the consummation of the Transaction or impose certain material regulatory concessions on the Buyer or Transtar and its subsidiaries, (d) the absence of any order or applicable law adopted after the date of the Purchase Agreement imposing certain material regulatory concessions on the Buyer or Transtar and its subsidiaries, (e) the accuracy of each party’s representations and warranties contained in the Purchase Agreement (subject to certain materiality qualifiers) and (f) each party’s performance and compliance in all material respects with their respective obligations and covenants under the Purchase Agreement. The Buyer intends to obtain third party debt financing to fund the purchase price and has provided the Corporation with customary financing commitment letters, however, the Buyer’s receipt of such financing is not a condition to closing of the Transaction.

Either the Corporation or the Buyer may exercise certain customary termination rights under the Purchase Agreement. As described in the Purchase Agreement, in certain circumstances, the Buyer will be required to pay the Corporation a termination fee of $32 million if (a) the parties are unable to consummate the Transaction due to a failure to obtain approval, authorization or exemption, as applicable, of the Transaction by the STB or (b) the Buyer fails to consummate the closing of the Transaction on the date it should have otherwise occurred because the Buyer’s debt financing is not available.

In connection with the closing of the Transaction, the Corporation, on the one hand, and Transtar or the Buyer (or their respective affiliates), on the other hand, will enter into certain ancillary agreements including, among others, a transition services agreement and a railway services agreement (the “Railway Services Agreement”). Under the Railway Services Agreement, for an initial term of 15 years from and after the closing of the Transaction, Transtar will continue to provide the Corporation with rail haulage, switching and transportation services at the Corporation’s facilities in and around Gary, Indiana, Pittsburgh, Pennsylvania, Fairfield, Alabama, Ecorse, Michigan, Lorain, Ohio and Lone Star, Texas.

The summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 10.1 filed herewith, which is incorporated herein by reference.

The Purchase Agreement has been filed as an exhibit to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about the Corporation, Transtar or the Buyer. The representations, warranties and covenants in the Purchase Agreement were made only for the purpose of the Purchase Agreement and solely for the benefit of the parties to the Purchase Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in any schedules agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Purchase Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Corporation, Transtar or the Buyer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Corporation’s public disclosures.

Item 7.01. Regulation FD Disclosure

On June 8, 2021, the Corporation posted to its website a presentation related to the Transaction. The presentation is furnished with this current report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the presentation are being furnished under Item 7.01 of this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On June 8, 2021, the Corporation issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

9.01(d) Exhibits:

Exhibit No.	Description

10.1*	Membership Interest Purchase Agreement, dated June 7, 2021, by and between United States Steel Corporation and Percy Acquisition LLC.

99.1	Investor Presentation, dated June 8, 2021.

99.2	Press Release, dated June 8, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation hereby undertakes to furnish supplemental copies of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this current report include, among other things, statements about the potential benefits of the Transaction; the Corporation’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of the Corporation; and the anticipated timing of the closing of the Transaction. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions of the closing of the Transaction in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Transaction, including the possibility that the expected benefits and cost savings from the proposed Transaction or the capital and operational improvements will not be realized or will not be realized within the expected time period; disruption from the Transaction making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed Transaction on the market price of the Corporation’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed Transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, the Corporation cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review the Corporation’s filings with the SEC, including, but not limited to, the Corporation’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By:	/s/ Manpreet Grewal
Name: Manpreet Grewal
Title: Vice President & Controller

Dated: June 8, 2021